SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date earliest event reported) January 31, 2002


Commission   Registrant, State of Incorporation,     I.R.S.
File Number  Address and Telephone Number            Employer
                                                     Identifica
                                                     tion No.
1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000




Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
     99.1    Release, dated January 31, 2002, issued
             by Entergy.
     99.2    Release, dated January 31, 2002, issued
             by Entergy.



Item 9.   Regulation FD Disclosure

Entergy Corporation

      On January 31, 2002, Entergy Corporation ("Entergy") issued two public announcements, which are attached as exhibits hereto and incorporated herein by reference.




                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:       /s/ Nathan E.
Langston
                                             Nathan E. Langston
                                             Senior Vice President and
                                             Chief Accounting Officer



Dated: January 31, 2002